united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22440

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Amended to include reference to the Statement of Cash Flows in the audit opinion letter.

Item 1. Reports to Stockholders.

LADENBURG THALMANN

ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Annual Report
June 30, 2021

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-877-803-6583) or visiting www.LTAFX.com.**

Dear Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in us and your interest in this unique investment. This letter addresses the Fund’s 2020-2021 fiscal year (July 1st, 2020 to June 30th, 2021).

The Fund finished the fiscal year with a value of $6.58 for the A share, $6.28 for the C share, and $6.63 for the I share. During the fiscal year, the Fund returned 48.47% for the A, 47.08% for the C share, and 48.34% for the I share, while the S&P 500 and Bloomberg Barclays Aggregate Bond Index returned +40.79% and -0.33%, respectively. The underlying asset classes experienced a strong rally during the year with the Alerian MLP Index returning 63.98%, the FTSE NAREIT All Equity REIT Index returning 32.80%, and the S&P BDC Index returning 58.30%.

Master Limited Partnerships (MLPs) experienced quite a rally throughout the fiscal year. Brent Crude oil, the global oil benchmark, increased over 82% percent during the past fiscal year from $41.13 per barrel to $73.13 per barrel, reaching levels we have not seen since the late 2000s. The dynamic rally in oil prices mainly can be attributed to the re-opening of the economy and the release of pent-up demand as the consumer comes out of the pandemic. Travel, and leisure have seen dramatic increases from their pandemic lows, as travel restrictions are beginning to be lifted. Before, the OPEC+ meeting in late June, there was consensus expectations among analysts that OPEC+ would raise oil production to meet increased global demand to help stabilize prices. However, a recent headwind for oil is the dissension amongst some of the OPEC+ members. There has been some disagreement amongst the members of the largest oil producing countries, we will continue to monitor the situation and are positioned well going forward. The overall sentiment of oil demand seems bright as the world continues to break free from the COVID-19 pandemic and move forward.

From an interest rate perspective, after taking significant action early in the pandemic, the Federal Reserve (The Fed) has been on hold, keeping short term interest rates near zero. Near the end of the fiscal year for the Fund, there was some tension around sustained higher than usual inflation with the yield on the ten-year spiking abruptly to almost 1.75%, as the economic recovery seemed more robust than initially expected. In response to that increase, The Fed has held tight claiming the inflation is transitory mainly due to supply chain issues. The market has seemed to accept that claim as the 10-year yield has begun to settle around a range of 1.40% to 1.50%. Going forward, lower yields may impact our BDC holdings due to their concentration in floating rate investments, however, performance should hold up as loan growth continues to be supported by the Fed by keeping interest rates near zero. For our REIT allocation, mortgage REITs should recover as margin calls should become less frequent as uncertainty subsides and property REITs should continue to benefit from consistent demand.

We are expecting some non-traded investments to make significant progress towards liquidity events in the near future. Phillips Edison (PECO) has filed a registration statement on Form S-11 with the Securities and Exchange Commission (“SEC”) to offer 17,000,000 shares of its common stock to the public PECO intends to apply to have their common stock listed on the Nasdaq, under the symbol “PECO.” Similarly, on June 24, 2021, Griffin American Healthcare REIT III, Griffin American Healthcare REIT IV, and American Healthcare Investors announced a tri-party merger with an expected combined company total gross investment value at $4.2 billion. This is a further step towards a liquidity event. We remain optimistic on the Fund, as tenants of our non-traded holdings range from highly occupied self-storage facilities, large stable medical groups, and reliable grocer retailers, etc. have all exhibited steady occupancy and demand throughout the pandemic.

The Fund seeks to maintain a distribution rate of at least 6% without taking excessive risks. However, the Fund’s current distribution rate is 6.5% exceeding our 6% goal. Overall, we believe the Fund should present an attractive investment opportunity to yield-seeking investors.

Thank you for your investment in the fund.

With Appreciation,

Ladenburg Thalmann Asset Management

Dividends and distributions are not guaranteed. The annualized distribution is 6.50% as of June 15, 2021 and is based on the $0.1026 per share divided by the $6.75 Net Asset Value (NAV) multiplied by 4. Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital. Distribution amount is not indicative of fund performance. The quarterly distribution yield is calculated by annualizing the quarter’s distribution and dividing by the NAV on the dividend payable date.

The Fund doesn’t constitute a balanced investment program and does not guarantee it will meet its investment objective. Investment in the Fund may involve certain costs and risks such as derivatives risk, liquidity risk, interest rate risk, market risk, credit risk, mortgage- backed and asset- backed risks, and management risk associated with the asset classes mentioned. MLPs expose the Fund to significant risks and volatility associated with the energy sector, and present tax risks. REITs have risks due to high levels of leverage, may change investment strategy without shareholder consent, and may fail to qualify as a REIT for tax purposes. Privately issued REITs may have no public market for the shares, which are illiquid. Dividends and distributions are not guaranteed. Past performance is no guarantee of future results and individual results will vary. There are risks involved with all investments including tax penalties and loss of principal.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indexes and other financial benchmarks are provided for illustrative purposes only. The volatility of any index is materially different from the model portfolio or Fund. Particularly, an index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index and fund performance do not reflect the deduction of any fees or expenses.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of Advisor Group Holding, Inc. For more information, please visit www.ladenburg.com. For a free prospectus and other information, please call 800-995-5267 or visit www.ladenburgfunds.com.

Values presented represent NAVs and prices processed on June 30, 2021 and do not correspond to the Financial Statement due to audit adjustments and adjustments made in accordance with the Generally Accepted Accounting Principles.

Investments: - Not FDIC Insured - No Bank Guarantee - May Lose Value

Alternative Strategies Fund PORTFOLIO REVIEW (Unaudited) June 30, 2021

The Fund’s Performance Figures for the Periods Ending June 30, 2021 Compared to Its Benchmarks

		Average	Average	Average
		Annual Return	Annual Return	Annual Return
	One Year (a)	Five Years (a)	Ten Years (a)	Since Inception (a) *
Alternative Strategies Fund:
Class A, without Sales Load	48.47%	3.80%	2.81%	2.93%
Class A, with Sales Load **	42.20%	2.90%	2.36%	2.52%
Class C ***	47.08%	3.05%	N/A	0.79%
Class I ****	48.34%	N/A	N/A	3.01%
Barclays U.S. Aggregate Bond Index	(0.33)%	3.03%	3.39%	3.27%
S&P 500 Total Return Index	40.79%	17.65%	14.84%	15.38%

*	Class A commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 4.25%. Prior to October 1, 2017, sales charge was 6.00%.

***	Class C commenced operations on January 21, 2015.

****	Class I commenced operations on July 17, 2017.

(a)	Total returns are calculated based on traded NAVs.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. The Barclays U.S. Aggregate Bond Index rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 5.64%, 6.40% and 5.41% before fee waivers, per the Fund’s October 28, 2020 prospectus, for Class A, Class C and Class I, respectively. After fee waivers, the Fund’s total annual operating expenses are 4.90%, 5.55% and 4.65% for Class A, Class C and Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of June 30, 2021 (Unaudited)
Sector	Percent of Net Assets
Real Estate Investment Trusts	55.2%
Common Stock	19.6%
Private Investments	12.6%
Master Limited Partnerships	8.3%
Closed-End Funds	3.2%
Short-Term Investment	0.6%
Other Assets Less Liabilities	0.5%
Total	100.0%

ALTERNATIVE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	CLOSED END FUNDS — 3.4%
	EQUITY - 1.6%
32,951	Kayne Anderson NextGen Energy & Infrastructure, Inc.	$249,439

	FIXED INCOME - 1.8%
37,442	Oxford Lane Capital Corporation	277,445

	TOTAL CLOSED END FUNDS (Cost $864,784)	526,884

Shares		Fair Value
	COMMON STOCKS — 19.6%
	ASSET MANAGEMENT - 5.0%
17,162	BlackRock TCP Capital Corporation	237,179
12,755	Capital Southwest Corporation	296,299
7,099	Newtek Business Services Corporation	247,897
		781,375
	BUSINESS DEVELOPMENT COMPANIES - 10.9%
17,363	Ares Capital Corporation	340,142
15,472	Hercules Capital, Inc.	263,952
30,506	Monroe Capital Corporation	327,329
10,848	Sixth Street Specialty Lending, Inc.	240,717
17,160	Solar Capital Ltd.	319,862
14,492	WhiteHorse Finance, Inc.	215,931
		1,707,933
	OIL & GAS PRODUCERS - 3.7%
35,134	Antero Midstream Corporation	365,042
8,908	Hess Midstream, L.P., A	224,927
		589,969

	TOTAL COMMON STOCKS (Cost $2,640,295)	3,079,277

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 8.3%
	OIL & GAS PRODUCERS - 8.3%
13,716	DCP Midstream, L.P.	420,944

ALTERNATIVE STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 8.3% (Continued)
	OIL & GAS PRODUCERS - 8.3% (Continued)
13,824	Enterprise Products Partners, L.P.	$333,573
10,692	Oasis Midstream Partners, L.P.	250,727
13,966	Western Midstream Partners, L.P.	299,152
		1,304,396

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,410,358)	1,304,396

Shares		Fair Value
	PRIVATE INVESTMENT FUNDS — 12.6%
142,186	HMS Income Fund Inc(a) (c)	1,059,008
36,635	WALTON KIMBERLIN HEIGHTS LP(a) (c) (d)	304,804
10,752	Walton Sherwood Acres(a) (c) (d)	53,007
19,855	Walton US LAND 2 LP(a) (c)	132,036
37,655	Walton US Land Fund 3 LP(a) (c)	295,968
10,752	Walton US Land Fund 1 LP(a) (c) (d)	138,378
		1,983,201

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $2,363,495)	1,983,201

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS — 55.2%
	NON-LISTED REAL ESTATE INVESTMENT TRUSTS - 44.7%
103,002	Griffin Capital Essential Asset II(a) (c)	937,318
114,810	Griffin Health Care III(a) (c)	1,250,262
170,164	HGR Liquidating Trust(a) (c)	355,649
45,209	Phillips Edison Grocery Center REIT I, Inc.(a) (c) (d)	1,202,559
83,908	Steadfast Apartment REIT, Inc.(a) (c) (d)	1,387,234
125,573	Strategic Storage Trust, Inc.(a) (c) (d)	1,916,123
		7,049,145
	LISTED REAL ESTATE INVESTMENT TRUSTS - 8.7%
6,895	Gaming and Leisure Properties, Inc.	319,445
9,723	Gladstone Land Corporation	233,935
19,156	Independence Realty Trust, Inc.	349,215

ALTERNATIVE STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS — 55.2% (Continued)
	LISTED REAL ESTATE INVESTMENT TRUSTS - 8.7% (Continued)
1,578	Innovative Industrial Properties, Inc.	$301,430
2,502	Realty Income Corporation	166,983
		1,371,008
	SPECIALTY FINANCE - 1.8%
15,763	Dynex Capital, Inc.	294,138

	TOTAL REITS (Cost $4,936,088)	8,714,291

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.6%
	MONEY MARKET FUNDS - 0.6%
96,380	Goldman Sachs Financial Square Government Fund, Class FST, 0.03% (Cost $96,380)(b)	96,380

	TOTAL INVESTMENTS - 99.9% (Cost $12,311,400)	$15,704,429
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	20,764
	NET ASSETS - 100.0%	$15,725,193

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(c)	Illiquid security. Total illiquid securities represents 57.4% of net assets as of June 30, 2021.

(d)	Fair Value estimated using fair value procedures adopted by the Board of Trustees.

Total Value of such securities is $5,002,105 or 31.8% of net assets as of June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021

Assets:
Investments in Securities at Value (identified cost $12,311,400)	$15,704,429
Dividends and Interest Receivable	72,157
Receivable from Advisor	66,058
Prepaid Expenses and Other Assets	18,069
Total Assets	15,860,713

Liabilities:
Distributions Payable	36,008
Accrued Shareholder Servicing Fees	63,393
Payable to Related Parties	7,776
Other Accrued Expenses	28,343
Total Liabilities	135,520

Net Assets	$15,725,193

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$17,894,650
Accumulated Defecit	(2,169,457)
Net Assets	$15,725,193

Class A Shares
Net Assets	$6,938,367
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,075,462
Net Asset Value and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.45
Offering Price Per Share ($6.45/0.9575)	$6.74

Class C Shares
Net Assets	$2,902,364
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	471,688
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.15

Class I Shares
Net Assets	$5,884,462
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	904,940
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.50

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

Investment Income:
Dividend Income	$553,110
Interest Income	61
Total Investment Income	553,171

Investment Advisory Fees	108,318
Shareholder Servicing Fees
Class A	16,404
Class C	6,715
Distribution Fees
Class C	20,145
Legal Fees	62,207
Fund Accounting Fees	33,535
Registration & Filing Fees	24,481
Transfer Agent Fees	33,477
Trustees’ Fees	28,874
Printing Expense	27,479
Chief Compliance Officer Fees	25,521
Administration Fees	29,816
Audit Fees	23,671
Pricing Expense	10,001
Third Party Administrative Services Fees	6,972
Custody Fees	6,606
Insurance Expense	936
Miscellaneous Expenses	6,763
Total Expenses	471,921
Less: Fees Waived/Reimbursed by Advisor	(195,645)
Net Expenses	276,276

Net Investment Income	276,895

Net Realized and Unrealized Gain on Investments:
Net Realized Loss on Investments	(416,582)
Distributions of Capital Gains From Underlying Investment Companies	9,321

Net Change in Unrealized Appreciation on Investments	5,426,324

Net Realized and Unrealized Gain on Investments	5,019,063

Net Increase in Net Assets Resulting From Operations	$5,295,958

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Operations:
Net Investment Income	$276,895	$526,699
Net Realized Loss on Investments	(416,582)	(1,812,654)
Distributions of Capital Gains From Underlying Investment Companies	9,321	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,426,324	(4,211,862)
Net Increase (Decrease) in Net Assets Resulting From Operations	5,295,958	(5,497,817)

Distributions to Shareholders From:
Distributions Paid From Earnings
Class A	(28,588)	(222,260)
Class C	(11,280)	(81,867)
Class I	(23,487)	(152,193)
Return of Capital
Class A	(418,444)	(462,179)
Class C	(172,456)	(178,121)
Class I	(332,678)	(338,584)
Total Distributions to Shareholders	(986,933)	(1,435,204)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	2,044	253,807
Distributions Reinvested	170,841	281,604
Shares Transferred to Class I	—	(105,948)
Cost of Shares Redeemed	(1,651,430)	(961,271)
Total Class A	(1,478,545)	(531,808)

Class C
Proceeds from Shares Issued	—	54,300
Distributions Reinvested	79,768	135,640
Shares Transferred to Class I	—	(14,391)
Cost of Shares Redeemed	(463,476)	(101,969)
Total Class C	(383,708)	73,580

Class I
Proceeds from Shares Issued	469,484	505,587
Distributions Reinvested	182,927	252,777
Shares Transferred from Class A/C	—	120,340
Cost of Shares Redeemed	(1,168,035)	(535,935)
Total Class I	(515,624)	342,769

Total From Shares of Beneficial Interest Transactions	(2,377,877)	(115,459)

Total Increase (Decrease) in Net Assets	1,931,148	(7,048,480)

Net Assets:
Beginning of Year	13,794,045	20,842,525
End of Year	$15,725,193	$13,794,045

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY:
Class A
Shares Issued	366	44,895
Shares Reinvested	30,984	46,624
Shares Transferred to Class I	—	(15,266)
Shares Redeemed	(305,912)	(143,845)
Net Decrease in Shares of Beneficial Interest	(274,562)	(67,592)

Class C
Shares Issued	—	7,868
Shares Reinvested	15,451	23,516
Shares Transferred to Class I	—	(2,101)
Shares Redeemed	(88,191)	(15,878)
Net Increase (Decrease) in Shares of Beneficial Interest	(72,740)	13,405

Class I
Shares Issued	80,124	74,848
Shares Reinvested	33,043	42,228
Shares Transferred from Class A/C	—	17,208
Shares Redeemed	(214,328)	(78,404)
Net Increase (Decrease) in Shares of Beneficial Interest	(101,161)	55,880

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2021

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,295,958
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(16,072)
Sales of investments	2,279,378
Net purchases of short term securities	(22,714)
Net realized loss from investments, exclusive of capital gain and return of capital distributions from underlying investments	612,843
Return of Capital distributions received from underlying investments	635,058
Net change in unrealized appreciation on investments	(5,426,324)

Changes in assets and liabilities (Increase)/Decrease in assets:
Receivable from Adviser	(44,478)
Dividends and Interest Receivable	33,440
Prepaid Expenses and Other Assets	(1,277)
Increase/(Decrease) in liabilities:
Payable to Related Parties	7,776
Accrued Distribution Fees	(7,043)
Accrued Shareholder Service Fees	18,333
Distributions Payable	(14,688)
Other Accrued Expenses	14,620
Net cash provided by operating activities	3,364,810

Cash flows from financing activities:
Proceeds from shares issued	471,528
Payments on shares redeemed	(3,282,941)
Cash distributions paid	(553,397)
Net cash used in financing activities	(3,364,810)

Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities not included herein consists of reinvestment of dividends	$433,536

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year ended June 30,
	2021		2020		2019		2018	2017
Net Asset Value, Beginning of Year	$4.78		$7.22		$7.36		$7.95	$8.07
Increase (decrease) From Operations:
Net investment income (a)	0.11		0.19		0.23		0.26	0.35
Net gain (loss) from investments (both realized and unrealized)	1.94		(2.12)		0.21		(0.28)	0.15
Total from operations	2.05		(1.93)		0.44		(0.02)	0.50
Less Distributions:
From net investment income	(0.02)		(0.16)		(0.31)		(0.06)	(0.19)
From return of capital	(0.36)		(0.35)		(0.27)		(0.51)	(0.43)
Total Distributions	(0.38)		(0.51)		(0.58)		(0.57)	(0.62)
Net Asset Value, End of Year	$6.45	(e)	$4.78	(e)	$7.22	(e)	$7.36	$7.95
Total Return (b)	44.33	% (e)	(28.16	)% (e)	6.31	% (e)	(0.20)%	6.32%
Ratios/Supplemental Data
Net assets, end of Year (in 000’s)	$6,938		$6,453		$10,242		$14,164	$22,518
Ratio to average net assets:
Expenses, Gross (c)	3.22%		2.59%		2.25%		2.05%	2.00%
Expenses, Net of Reimbursement (c)	1.85%		1.82%		1.75%		1.75%	1.75%
Net investment income, Net of Reimbursement (c)(d)	2.03%		2.98%		3.21%		3.52%	4.25%
Portfolio turnover rate	0.11%		9.23%		12.06%		22.50%	20.58%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year ended June 30,
	2021		2020		2019		2018	2017
Net Asset Value, Beginning of Year	$4.59		$6.98		$7.16		$7.78	$7.96
Increase (decrease) From Operations:
Net investment income (a)	0.07		0.14		0.18		0.21	0.28
Net gain (loss) from investments (both realized and unrealized)	1.86		(2.05)		0.20		(0.29)	0.15
Total from operations	1.93		(1.91)		0.38		(0.08)	0.43
Less Distributions:
From net investment income	(0.02)		(0.15)		(0.30)		(0.05)	(0.18)
From return of capital	(0.35)		(0.33)		(0.26)		(0.49)	(0.43)
Total Distributions	(0.37)		(0.48)		(0.56)		(0.54)	(0.61)
Net Asset Value, End of Year	$6.15	(e)	$4.59	(e)	$6.98	(e)	$7.16	$7.78
Total Return (b)	43.32	% (e)	(28.68	)% (e)	5.58	% (e)	(0.89)%	5.49%
Ratios/Supplemental Data
Net assets, end of Year (in 000’s)	$2,902		$2,500		$3,708		$3,397	$3,076
Ratio to average net assets:
Expenses, Gross (c)	3.97%		3.35%		3.00%		2.80%	2.76%
Expenses, Net of Reimbursement (c)	2.50%		2.50%		2.50%		2.50%	2.50%
Net investment income, Net of Reimbursement (c)(d)	1.31%		2.33%		2.62%		2.91%	3.52%
Portfolio turnover rate	0.11%		9.23%		12.06%		22.50%	20.58%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018*
Net Asset Value, Beginning of Period	$4.81		$7.25		$7.36		$7.98
Increase (decrease) From Operations:
Net investment income (a)	0.12		0.20		0.26		0.35
Net gain (loss) from investments (both realized and unrealized)	1.95		(2.13)		0.21		(0.49)
Total from operations	2.07		(1.93)		0.47		(0.14)
Less Distributions:
From net investment income	(0.02)		(0.16)		(0.31)		(0.00	) (h)
From return of capital	(0.36)		(0.35)		(0.27)		(0.48)
Total Distributions	(0.38)		(0.51)		(0.58)		(0.48)
Net Asset Value, End of Period	$6.50	(i)	$4.81	(i)	$7.25	(i)	$7.36
Total Return (b)	44.53	% (i)	(28.02	)% (i)	6.68	% (i)	(1.71	)% (c)
Ratios/Supplemental Data
Net assets, end of Period (in 000’s)	$5,884		$4,841		$6,893		$6,238
Ratio to average net assets:
Expenses, Gross (e)	2.97%		2.36%		2.00%		1.65	% (d)
Expenses, Net of Reimbursement (e)	1.60%		1.57%		1.50%		1.50	% (d)
Net investment income, Net of Reimbursement (e)(f)	2.16%		3.26%		3.55%		4.99	% (d)
Portfolio turnover rate	0.11%		9.23%		12.06%		22.50	% (g)(c)

*	Class I commenced operations on July 17, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire year.

(h)	Less than $0.01 per share

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

1.	ORGANIZATION

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on September 28, 2010, Class C shares commenced operations on January 21, 2015 and Class I shares commenced operations on July 17, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 4.25%. Class C and I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value committee has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent appraisals or audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Fair Value Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Fund’s assets measured at fair value:

Assets*	Total	Level I	Level 2	Level 3
Closed End Funds	$526,884	$526,884	$—	$—
Common Stocks	3,079,277	3,079,277	—	—
REITS	7,776,973	1,665,146	6,111,827	—
Master Limited Partnerships	1,304,396	1,304,396	—	—
Private Investments	1,555,197	—	1,059,008	496,189
Short-Term Investment	96,380	96,380	—	—
Sub-Total	$14,339,107	$6,672,083	$7,170,835	$496,189
Private Investments (1)	428,004
Real Estate Investment Trusts (1)	937,318
Total	$15,704,429

*	Refer to the Schedule of Investments for industry classifications.

Level 3 reconciliation is noted in the table below.

(1)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the portfolio of investments.

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Private
	Investments	Total
Beginning Balance	$491,633	$491,633
Total realized loss	—	—
Change in Unrealized Appreciation (Depreciation)	4,556	4,556
Cost of Purchases	—	—
Proceeds from Sales and Return of Capital	—	—
Net transfers in (out) of level 3	—	—
Ending Balance	$496,189	$496,189

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are set forth below:

Investment Type	Fair Value	Observable Inputs	Unobservable Input
Private Investments	$ 496,189	Partners Capital	Adjusted by management to reflect current market conditions for underlying land

The following is the fair value measurement of investments that are measured at Net Asset Value per share (or its equivalent) as a practical expedient:

Security Description	Industry	Value	Dividend Frequency
Griffin Capital Essential Asset II	Real Estate Investment Trust	$ 937,318	N/A
Walton US Land Fund 2 LP	Land Development	132,036	N/A
Walton US Land Fund 3 LP	Land Development	295,968	N/A

The Fund had no unfunded commitments as of the year ended June 30, 2021.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions from Real Estate Investment Trusts – Distribution from Real Estate Investment Trusts are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2018 through June 30, 2020, or expected to be taken in the Fund’s June 30, 2021 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2021, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Ladenburg Thalmann Asset Management Inc. (“LTAM”) serves as the Fund’s investment advisor (the “Advisor”). Under the terms of the Advisory Agreement between the Trust, on behalf of the Fund, and LTAM, LTAM receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended June 30, 2021, the Fund incurred advisory fees of $108,318.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2021, so that the total annual operating expenses of the Fund do not exceed 1.85%, 2.50% and 1.60% for Class A, Class C and Class I, respectively, of the class average daily net assets. The Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. During the year ended June 30, 2021, the Advisor waived fees of $195,645.

As of June 30, 2021, the Advisor has $443,310 of waived fees within 3 years of reimbursement that may be recovered by the following dates:

June 30, 2022	June 30, 2023	June 30, 2024	Total
$107,533	$140,132	$195,645	$443,310

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the year ended June 30, 2021, the Fund incurred shareholder servicing fees of $16,404 and $6,715 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the year ended June 30, 2021, the Fund incurred distributions fees of $20,145 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Advisor. For the year ended June 30, 2021, the Distributor received $6 in underwriting commissions for sales of the Fund’s shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc., an affiliate of the Advisor, executed portfolio trades on behalf of the Fund for which it received $1,533 in trade commissions during the year ended June 30, 2021.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2021, amounted to $16,072 and $2,279,378, respectively.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services held 85.46%, the Fund and may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at June 30, 2021, was as follows:

Cost for Federal Tax purposes	$12,151,682

Unrealized Appreciation	$6,541,010
Unrealized Depreciation	(2,988,263)
Tax Net Unrealized Appreciation	$3,552,747

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2021	June 30, 2020
Ordinary Income	$63,355	$456,320
Return of Capital	923,578	978,884
	$986,933	$1,435,204

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(21,932)	$(5,664,264)	$(36,008)	$3,552,747	$(2,169,457)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships and C-Corporations and accrued dividends payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $21,932.

At June 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$1,361,319	$4,302,945	$5,664,264	$—

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships resulted in reclassification for the fiscal year ended June 30, 2021 as follows:

Paid
In	Accumulated
Capital	Losses
$(18,688)	$18,688

8.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended June 30, 2021, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2020	September 21, 2020	December 22, 2020	March 23, 2021
Repurchase Request Deadline	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Repurchase Pricing Date	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Net Asset Value as of Repurchase Offer Date	$4.81	$4.93	$5.57	$6.12
Amount Repurchased	$400,394	$267,516	$700,996	$282,298
Percentage of Outstanding Shares Repurchased	6.57%	4.44%	10.24%	4.14%

Alternative Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

Class C	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2020	September 21, 2020	December 22, 2020	March 23, 2021
Repurchase Request Deadline	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Repurchase Pricing Date	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Net Asset Value as of Repurchase Offer Date	$4.62	$4.73	$5.33	$5.84
Amount Repurchased	$34,808	$114,645	$161,658	$152,350
Percentage of Outstanding Shares Repurchased	1.40%	4.68%	5.81%	5.27%

Class I	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2020	September 21, 2020	December 22, 2020	March 23, 2021
Repurchase Request Deadline	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Repurchase Pricing Date	July 22, 2020	October 22, 2020	January 22, 2021	April 22, 2021
Net Asset Value as of Repurchase Offer Date	$4.84	$4.97	$5.62	$6.17
Amount Repurchased	$169,160	$305,826	$347,839	$345,209
Percentage of Outstanding Shares Repurchased	3.60%	6.68%	6.67%	5.87%

9.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2021, the Fund was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Walton Kimberlin Heights, L.P.	12/27/2010	36,635	$ 340,705	$ 304,804	1.89%
Walton Sherwood Acres, L.P.	04/29/2011	10,752	$ 99,994	$ 53,007	0.33%
Walton US Land Fund 1, L.P.	11/08/2011	10,752	$ 99,994	$ 138,378	0.86%
Walton US Land Fund 2, L.P.	08/22/2012	19,855	$ 151,764	$ 132,036	0.82%
Walton US Land Fund 3, L.P.	11/16/2012	37,655	$ 350,192	$ 295,968	1.84%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following: The Fund completed a quarterly repurchase offer on July 22, 2021 which resulted in 4.86%, 9.82% and 2.65% of Class A shares, Class C and Class I shares being repurchased for $340,881, $288,199, and $157,840 respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alternative Strategies Fund (the “Fund”), including the portfolio of investments, as of June 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, counterparties, or by other appropriate auditing procedures where replies from counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Alternative Strategies Fund since 2010.

Philadelphia,

Pennsylvania August

30, 2021

Alternative Strategies Fund
TRUSTEES AND OFFICERS (Unaudited)
June 30, 2021

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Anthony J. Hertl Born in 1950	Trustee Since June 2010; Chairman of the Board Since 2013.	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since June 2010.	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
Mark H. Taylor Born in 1964	Trustee Since June 2010.	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).
John V. Palancia Born in 1954	Trustee Since 2012	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).

Alternative Strategies Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
June 30, 2021

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin E. Wolf Born in 1969	President Since May 2017.	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
James Colantino Born in 1969	Treasurer Since 2017	Assistant Treasurer of the Trust (2006- June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2013.	Assistant Secretary of the Trust (2012- February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2016	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Alternative Strategies Fund.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-803-6583

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History

	■ Assets	■ Account Balances

	■ Retirement Assets	■ Account Transactions

	■ Transaction History	■ Wire Transfer Instructions

■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t jointly market.

Investment Advisor
Ladenburg Thalmann Asset Management, Inc.
277 Park Avenue, 26th Floor
New York, NY 10172

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1 -800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $19,750

2020 - $19,000

(b)	Audit-Related Fees

2021 - $0

2020 - $0

(c)	Tax Fees

2021 - $3,500

2020 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - $0

2020 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021 2020

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,500

2020 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Ladenburg Thalmann Asset Management, Inc. (hereinafter, “Ladenburg”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Ladenburg recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Ladenburg would be in a position to cast a vote or called upon to vote a proxy.

In the event that Ladenburg does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Ladenburg will process and vote all shareholder proxies and other actions in a timely manner insofar as Ladenburg can determine based on the facts available to Ladenburg at the time of its action, in the best interests of the affected Ladenburg advisory client(s). Although Ladenburg expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Ladenburg, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Ladenburg may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Ladenburg’s best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Ladenburg may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Ladenburg.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Philip Blancato, President of Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), is the Fund’s portfolio manager. Mr. Blancato has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato’s primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm’s Investment Policy Committee which determines the strategic outlook for all the firm’s clients’ investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser’s parent company (LTFSI) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company’s initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for Powell Johnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

As of June 30, 2021, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$409,960,276.25	0	0
Other Pooled Investment Vehicles	5	$32,403,106.00	0	0
Other Accounts	16,578	$3,367,153,633.99	0	0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

As of June 30, 2021, the Portfolio Manager’s ownership of the Fund was as follows:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Ladenburg Funds
Philip Blancato	$50,000-$60,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/25/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Executive Officer/President

Date 1/25/22

By (Signature and Title)

/s/Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 1/25/22